UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)
February 1, 2017 (January 17, 2017)

STEALTH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

801 West Bay Drive, Suite 470
Largo, Florida   33770
(Address of principal executive offices and Zip Code)

(727-330-2731)
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

In our Form 10-Q for the quarter ended September 30, 2016, we announce that on February 19, 2016, unbeknownst to us, a $19,700 default judgment was rendered against us in the case of George Sharp v. Xumanii et al., Case No. 37-2013-00048310, pending in the Superior Court of the State of California, County of San Diego, Central Division.  We filed a motion in that case to vacate the judgment alleging that we were never served with process and the Superior Court never had jurisdiction of the matter.

On January 17, 2017 we settled the foregoing matter and the foregoing judgment against us was vacated and the foregoing case was dismissed as to us with prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of February, 2017.

STEALTH TECHNOLOGIES, INC.

BY:	BRIAN McFADDEN
Brian McFadden, President